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                                                                    EXHIBIT 32.1

                           Section 1350 Certifications

In connection with the Annual Report of Central Federal Corporation (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Mark S. Allio, Vice Chairman of the Board, President and Chief Executive Officer of the Company and Therese Ann Liutkus, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

                                       /s/ Mark S. Allio
                                       ----------------------------------------
                                       Mark S. Allio
                                       Vice Chairman of the Board, President
                                       and Chief Executive Officer

                                       /s/ Therese Ann Liutkus
                                       ----------------------------------------
                                       Therese Ann Liutkus, CPA
                                       Treasurer and Chief Financial Officer

Date: March 30, 2005

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